                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     OCTOBER 25, 1996

                      TECHNICLONE INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                      0-17085                95-3698422
  (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No)

             14282 FRANKLIN AVENUE, TUSTIN, CALIFORNIA      92780
            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (714) 838-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                  Page 1 of 38
                             Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS

         On October 25, 1996, the Company closed the purchase of the real property commonly known as 14272 Franklin Avenue, Tustin, California pursuant to the Purchase Agreement for Real Property and Escrow Instructions dated as of September 11 , 1996 with TR KOLL TUSTIN TECH CORP. ("Koll"). The Company purchased the property for an aggregate purchase price of $1,524,663. The Company made a down payment of $504,663 and financed the balance of $1,020,000 with a loan from Imperial Thrift and Loan Association pursuant to a Promissory Note dated October 24, 1996 (the "Note"). The Note provides for one principal and interest payment of $12,618.02 on December 1, 1996 and 59 consecutive monthly principal and interest payments of $10,733.85 beginning January 1, 1997 with interest calculated on the unpaid principal balance at an interest rate of 9.5% per annum, 119 consecutive monthly principal and interest payments in the initial amount of $10,906.84 beginning December 1, 2004 with interest calculated on the unpaid principal balance at an interest rate of 4.250 percentage points above the Six Month London Interbank Offered Rate ("LIBOR") and one principal and interest payment in the initial amount of $10,906.73 on November 1, 2011 with interest calculated on the unpaid principal balance of 4.250 percentage points above LIBOR. The Note is secured pursuant to the terms of a Commercial Security Agreement dated October 24, 1996, a Deed of Trust dated October 24, 1996 and an Assignment of Leases and Rents dated October 24, 1996.

         This 24,201 square foot building is adjacent to the Company's existing building which was purchased in April 1996. The building to be purchased is partially occupied by tenants under the terms of leasing arrangements and the balance of the building, consisting of approximately 5,000 square feet, will be occupied by the Company over the next six months to support expanded in-house research and development operations. The Company retains the option to terminate the tenant leases at the end of a two year period if needed to expand its antibody production capabilities.


ITEM 7.  EXHIBITS

EXHIBIT NO.   DESCRIPTION

10.1 Promissory Note dated October 24, 1996 in the original principal amount of $1,020,000 payable to Imperial Thrift and Loan Association by Registrant.

10.2 Deed of Trust dated October 24, 1996 among Registrant and Imperial Thrift and Loan Association.

10.3 Assignment of Leases and Rents dated October 24, 1996 between Registrant and Imperial Thrift and Loan Association.

10.4 Commercial Security Agreement dated October 24, 1996 between Imperial Thrift and Loan Association and Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TECHNICLONE INTERNATIONAL
                                             CORPORATION



Date:  October 29, 1996                     By:        /s/ R.C. SHEPARD
                                                     -------------------
                                                     R.C. Shepard
                                                     Assistant Secretary

                                  EXHIBIT INDEX

                                                                                                       SEQUENTIAL
EXHIBIT NO.                DESCRIPTION                                                                   PAGE NO.
10.1                       Promissory Note dated October 24, 1996 in the original
                           principal amount of $1,020,000 payable to Imperial Thrift
                           and Loan Association by Registrant.                                             5

10.2                       Deed of Trust dated October 24, 1996 among
                           Registrant and Imperial Thrift and Loan Association.                            8

10.3                       Assignment of Leases and Rents dated October 24,
                           1996 between Registrant and Imperial Thrift and
                           Loan Association.                                                              24

10.4                       Commercial Security Agreement dated October 24,
                           1996 between Imperial Thrift and Loan Association
                           and Registrant.                                                                32